WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2021, AS SUPPLEMENTED

In connection with the Adviser’s acquisition of Investment Counselors of Maryland, LLC (“ICM”), the Board of Trustees of William Blair Funds (the “Trust”) and the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC”) approved the reorganization of the ICM Small Company Portfolio, a series of AIC advised by ICM, into the William Blair Small Cap Value Fund (the “Reorganization”). The Reorganization occurred on July 16, 2021. The Target Fund is the performance and accounting survivor of the Reorganization, meaning the William Blair Small Cap Value Fund has adopted the operating history of the ICM Small Company Portfolio for financial reporting purposes. ICM Small Company Portfolio’s Annual Report dated October 31, 2020 is available upon request by calling 1-800-635-2886 (1-800-635-2840 in Massachusetts).

Effective on the Reorganization Date, the following replaces similar disclosure on the cover page of the Statement of Additional Information for the Small Cap Value Fund:

Small Cap Value Fund

Class (Ticker): N (WBVNX) I (ICSCX) R6 (WBVRX)

Effective on the Reorganization Date, the information supplements similar disclosure in the Statement of Additional Information under “Management of the Trust – Investment Adviser – Portfolio Managers.” Effective as of the same date, disclosure in the Statement of Additional Information under “Management of the Trust – Investment Adviser – Portfolio Managers” related to Mark T. Leslie, Stephen Livingston and David S. Mitchell is removed.

William V. Heaphy is responsible for the management of the Small Cap Value Fund and other accounts. As of July 19, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$346,472,843	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	16	1,833,588,182	1	887,624,532

Gary J. Merwitz is responsible for the management of the Small Cap Value Fund and other accounts. As of July 19, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$346,472,843	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	14	1,819,210,958	1	887,624,532

The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Clarke, Crowe, Fennell, Flynn, Fording, Golan, Jones, McAtamney, McClone, Murphy, Neiman, Preyss, Ricci, Scott-Gall, Sexton, Singer, and Thompson, Mses. Anderson, Thurston and Ziverte are Partners of the Adviser, and Ms. Lynch and Messrs. Heaphy, Marks, and Merwitz are Associates of the Adviser. As of December 31, 2020, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of the

Adviser consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The following table sets forth the dollar range of shares owned in the Fund that these portfolio managers managed as of July 19, 2021.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
William V. Heaphy*	Small Cap Value Fund	Over $1,000,000
Gary J. Merwitz*	Small Cap Value Fund	$100,001-$500,000

*	Became a portfolio manager for the Fund effective July 16, 2021.

Dated: July 28, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.